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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 19, 2007


                                 CENVEO, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Colorado                    1-12551                   84-1250533
   ------------------------        ------------            -------------------
   (State of Incorporation)        (Commission               (IRS Employer
                                   File Number)            Identification No.)


One Canterbury Green, 201 Broad Street, Stamford, CT              06901
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (203) 595-3000

                                Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS.

         On March 19, 2007, Cenveo issued a press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

ITEM 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits.

99.1     Press Release of Cenveo, Inc. dated March 19, 2007




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2007

                                            CENVEO, INC.


                                            By: /s/ Sean S. Sullivan
                                                --------------------
                                                Name: Sean S. Sullivan
                                                Title: Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press Release of Cenveo, Inc. dated March 19, 2007